Exhibit 10.1

STOCK EXCHANGE

AND

LOAN AGREEMENT

The undersigned (“Investor”) hereby agrees to exchange all of his shares of Series E Redeemable Convertible Preferred Stock (the “Series E Shares”) in Navidea Biopharmaceuticals, Inc., a Delaware corporation with an address of 4995 Bradenton Ave #240, Dublin, OH 43017 (the “Company”) for other shares in two separate classes of preferred stock and as inducement to loan the Company certain funds as set forth in this Stock Exchange and Loan Agreement (“Agreement”), which is subject to the following terms and conditions:

(1) Consideration.

A. Loan to Company. Investor agrees to lend Company principal in the amount of up to two million five hundred thousand dollars ($2,500,000.00), the outstanding amount of which shall bear interest at a rate of eight percent (8%) per annum, with payments of interest only to be made over a period of two (2) years until the maturity date (the “Maturity Date”) on the second anniversary of this Agreement, when all remaining accrued interest and principal shall be due and payable, with pre-payment allowed without penalty, and otherwise pursuant to the terms and conditions contained in the secured term note attached hereto as Exhibit A (the “Secured Term Note”). All overdue amounts under the Secured Term Note shall accrue interest at shall mean twelve percent (12%) in cash per annum based on the actual number of days elapsed in a 360-day calendar year, effective as of the date of default, and shall be due and payable on demand.

(i)    One million five hundred thousand dollars ($1,500,000.00) of the principal of the Secured Term Note shall be tendered by Investor to the Company on the Closing Date; and

(ii)    Upon the written consent of Investor, which shall be either given or rejected in Investor’s sole and absolute discretion within five (5) business days after a request by the Company for additional principal delivered to Investor at any time prior to the Maturity Date, the remaining one million dollars ($1,000,000.00) of the principal of the Secured Term Note (assuming Investor does not reject such request(s)) shall be tendered (in increments of five hundred thousand dollars ($500,000.00) by Investor to the Company.

B. Stock Exchange. As consideration and a partial inducement for the Investor to purchase the Secured Term Note, Investor shall deliver to the Company fifty thousand (50,000) Series E Shares (the “Old Shares”), which constitutes all of Investor’s Series E Shares, in exchange for the Company’s issuance of 1,740 shares of Series F Redeemable Convertible Preferred Stock (the “Series F Shares”) and 3,260 shares of Series G Redeemable Preferred Stock (the “Series G Shares” and collectively with the Series F Shares, the “New Shares”) as set forth in their respective Certificate of Designations attached hereto as Exhibit B and Exhibit C (the “Aggregate Purchase Price”).

(2)         Closing. On April 10, 2022, or such later date as the parties hereto may agree in writing (the “Closing Date”), the Company shall sell and issue, and Investor shall purchase, the Secured Term Note and the New Shares (“Closing”). The Closing shall occur remotely via an exchange of documents and signatures. On the Closing Date, Investor shall (i) execute and deliver any documents reasonably required by the Company in connection with the Closing and (ii) deliver an amount equal to the Aggregate Purchase Price (as defined below), and the Company shall deliver the duly executed Secured Term Note, the Security Agreement relating thereto (the “Security Agreement”), the Registration Rights Agreement (hereinafter defined), provide evidence reasonably satisfactory to Investor that the New Shares have been delivered to Investor and pay all Investor Transaction Expenses (hereinafter defined).

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(3)    Filing of Certificate of Designation. The Company agrees that it will, before or simultaneously with the Closing, file each Certificate of Designation the Series F Shares and Series G Shares attached hereto as Exhibit B and Exhibit C (collectively the “COD’s”) with the Secretary of State of the State of Delaware.

(4)    Registration Rights. On the Closing Date, the parties shall each deliver to the other a duly executed copy of a Registration Rights Agreement in the form attached hereto as Exhibit D (the “Registration Rights Agreement, and together with this Agreement, the Secured Term Note, the Security Agreement and the CODs, collectively, the “Transaction Documents”).

(5)    Investor Representations and Warranties. By executing and delivering this Agreement, Investor acknowledges, warrants and represents to the Company as follows:

A.    Investor has obtained and reviewed all documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act (all such documents are collectively referred to hereinafter as the “Disclosure Documents”).

B.    Investor has been given access to full and complete information regarding the Company and has utilized such access to Investor’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Documents. Particularly, Investor has been given reasonable opportunity to meet with and/or contact Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the offering and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided in the Disclosure Documents.

C.    Investor is an “accredited investor” pursuant to Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Investor has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that Investor believes himself/herself (or itself) capable of evaluating the merits and risks of its purchase of the New Shares, and the suitability of an investment in the Company in light of Investor’s financial condition and investment needs, and legal, tax and accounting matters. Investor has relied upon the advice of Investor’s legal counsel and accountants or other legal and financial advisors with respect to legal, tax and other considerations relating to the purchase of New Shares hereunder. Investor is not relying upon the Company or the Company’s legal counsel with respect to the economic considerations involved in making an investment decision in the Company and the purchase of the New Shares.

D.    Investor is acquiring the New Shares for his own account for investment only and with no present intention of distributing any of such New Shares or any arrangement or understanding with any other persons regarding the distribution of such New Shares. Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of) any of the New Shares except in compliance with the Securities Act and applicable state securities laws.

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E.    Investor understands that his investment in the New Shares involves a significant degree of risk, including a risk of total loss of Investor’s investment.

F.    Investor is a bona fide resident of the State of Colorado and decided to invest in the New Shares in, Colorado.

G.    The Old Shares are fully paid and nonassessable, and are free and clear of all liens.

(6) Registration Status; Restrictions on Transferability. With respect to the registration status and transferability of the New Shares, Investor understands, acknowledges and agrees that:

A.    The New Shares may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or appropriate exemption from registration under applicable federal or state law.

B.    No federal or state agency, including the SEC or the securities commission or authority of any state, has approved or disapproved the New Shares, passed upon or endorsed the merits of this subscription of the New Shares or the accuracy or adequacy of the Disclosure Documents, or made any finding or determination as to the fairness or fitness of the New Shares for sale.

C.    Unless the New Shares and the shares of Common Stock underlying the New Shares (as applicable) (the “Conversion Shares”) are registered pursuant to Section (4) above, certificates representing the New Shares and Conversion Shares will bear a legend or restrictive notation substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities law of any state. Such securities have been acquired for investment and without a view to their distribution and may not be sold or otherwise disposed of in the absence of any effective registration statement for such securities under the Securities Act of 1933, as amended, and under applicable state securities laws, unless an exemption from registration is available under applicable securities laws.

(7) Conversion Restriction. Notwithstanding anything herein or in any of the Transaction Documents to the contrary, the Investor and the Company hereby acknowledge and agree that the aggregate number of Conversion Shares that the Company may issue in connection with the conversion of the Series F Shares, and the aggregate number of shares of Common Stock that a holder of shares of the Series F Shares may elect to convert, may not exceed that number of shares which would result in such holder thereof holding more than 33.33% of the Company’s then outstanding shares of Common Stock (rounded down to the nearest full share) (the “Share Cap”), as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, unless Company stockholder approval is obtained to issue more than the Share Cap in accordance with the rules of the principal market for the Common Stock.

(8)         Short Sales. Neither Investor, nor any affiliate of Investor acting on his behalf or pursuant to any understanding with him, will execute any “short sales” of the Company’s common stock as defined in Rule 200 of Regulation SHO under the Exchange Act until the later to occur of (A) Investor, or any affiliate of his acting on his behalf or pursuant to any understanding with him, no longer holds any of the New Shares, or (B) December 31, 2022. For the purposes hereof, and in accordance with Regulation SHO, the sale of Conversion Shares resulting from the purchase and conversion of the New Shares shall not be deemed a Short Sale.

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(9) Company Representations and Warranties. Except as set forth in the Disclosure Documents, the Company hereby makes the following representations and warranties to Investor:

A.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate or articles of incorporation or bylaws.

B.    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the board of directors of the Company or the Company’s stockholders in connection herewith or therewith. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will (assuming due authorization, execution and delivery by the other parties thereto) constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

C.    The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the New Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not

(i)    conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals (as defined below), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (iii)    and (iii), such as could not have or reasonably be expected to result in: (a) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (b) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (c) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (a), (b) or (c), a “Material Adverse Effect”).

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D.    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) application(s) to each applicable trading market for the listing of the Conversion Shares for trading thereon in the time and manner required thereby, and (ii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

E.    The New Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than such liens resulting from the Transaction Documents. The Conversion Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Transaction Documents.

F.    Since the date of the latest audited financial statements included within the Disclosure Documents, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(10)    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All notices to Investor hereunder shall be sent to Investor at the address set forth on the signature pages hereto, and all notices hereunder to the Company shall be sent to the principal office of the Company and to the attention of the Chief Executive Officer, or in any case to such email address or address as subsequently modified by written notice given in accordance with this Section (10). If notice is given to the Company, a copy (which copy shall not constitute notice) shall also be sent to Maslon LLP, 3300 Wells Fargo Center, 90 South 7th Street, Minneapolis, MN 55402, Attn. William M. Mower, and if notice is given to Investor, a copy (which copy shall not constitute notice) shall also be given to Winstead PC, 2728 N. Harwood Street, Suite 500, Dallas, Texas 75201, Attn: Jeff McPhaul.

(11)    Miscellaneous.

A. Invalidity. If any provision of this Agreement or the application of such provision to any party or circumstances shall be held invalid, the remainder of the Agreement, or the application of such provision to such party or circumstances other than those to which it is held invalid, shall not be affected thereby.

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B.    Modification. This Agreement and its terms may only be modified or amended by a written instrument signed by both the Company and Investor.

C.    No Waiver. No failure or delay by either the Company or Investor in exercising or enforcing any right or remedy under this Agreement will waive any provision of the Agreement. Nor will any single or partial exercise by either the Company or Investor of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by any law.

D.    Successors and Assigns. Upon acceptance by the Company, this Agreement shall be binding upon and shall inure to the benefit of the Company and Investor and to the successors and assigns of the Company and Investor and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of Investor.

E.    Governing Law and Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the Colorado Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Colorado Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any Colorado Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

F.    Fees and Expenses. The Company shall pay the all fees and expenses of Winstead PC, the counsel for the Investor, incurred with respect to this Agreement, the Transaction Documents referred to herein and the transactions contemplated hereby and thereby (“Investor Transaction Expenses”).

G.    Attorney’s Fees and Costs. If either party shall commence a Proceeding to enforce any provision of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation preparation and prosecution of such Proceeding.

H.    Entire Agreement. The Transaction Documents constitute the entire agreement among the parties with respect to the Company. They supersede any prior agreement or understanding among the parties with respect to the subject matter hereof, and may not be modified or amended in any manner other than as set forth herein.

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I.    Additional Information. Upon reasonable request, Investor agrees to furnish to the Company such additional information as may be deemed necessary to determine Investor’s suitability as an investor hereunder.

J.    Counterparts. This Agreement may be executed in counterparts, which taken together shall constitute one agreement binding on the parties hereto. Any section headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof. Facsimile and electronically transmitted signatures shall be valid and binding to the same extent as original signatures.

[Signature page follows]

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AGREEMENT – SIGNATURE PAGE

John K. Scott, Jr.

Name (please print or type)

By:                  /s/ John K. Scott, Jr.
Signature of Authorized Agent

Mailing Address:

30 Blue Heron Drive

Greenwood Village, CO 80121

Attention: John K. Scott, Jr

E-Mail Address: jks3@cheqnet.net

Executed at		effective as of the date first set forth above
City State

Accepted by:

NAVIDEA BIOPHARMACEUTICALS, INC.

By:	/s/ Michael Rosol Ph.d
Name: Michael Rosol Ph.d Title: Chief Medical Officer (principal executive officer)

Signature Page to Stock Exchange and Loan Agreement

Exhibit A
Secured Term Note

(see attached)

SECURED TERM NOTE

$2,500,000.00	Dublin, Ohio
April 10, 2022

FOR VALUE RECEIVED, NAVIDEA BIOPHARMACEUTICALS, INC., a Delaware corporation with an address of 4995 Bradenton Ave #240, Dublin, OH 43017, (the “Borrower”) hereby promises to pay to the order of JOHN K. SCOTT, JR., an individual (the “Lender”) in the lawful money of the United States of America, at such place as Lender may from time-to-time designate the original principal sum of up to Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), or such amount that may be advanced under the Loan Agreement (as defined below) plus interest at the rate of 8%, compounded monthly, on the unpaid principal amount of this Note from time to time outstanding from the date hereof calculated on the number of days actually elapsed in a 360-day year.

All overdue amounts under this Note shall accrue interest at shall mean twelve percent (12%) in cash per annum based on the actual number of days elapsed in a 360-day calendar year, effective as of the date of default, and shall be due and payable on demand. All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments.

This Note is the Secured Term Note referred to in, and evidences indebtedness incurred under that certain Stock Exchange and Loan Agreement dated contemporaneously with this Agreement (herein, as amended, restated, modified or supplemented, the “Purchase Agreement”) between the undersigned and Lender, to which Purchase Agreement reference is made for a statement of the terms and provisions thereof, including those under which Borrower is permitted and required to make prepayments of such indebtedness and under which such indebtedness may be declared to be immediately due and payable. All capitalized terms used, but not defined, herein shall have the meanings given them in the Purchase Agreement.

The Borrower further promises to pay to the order of the Lender installments of principal, and interest at the rates per annum on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full, on the dates and in the amounts specified in the Loan Agreement.

As security for the payment in full of all of the Maker’s obligations under this Note (and any extension, renewal, refinancing, reissuance, amendment and restatement, increase, refunding or other modification thereof), the Borrower hereby pledges and assigns to Lender, as the Secured Party under the Security Agreement described below, and grants to Lender a continuing lien on and security interest in, all of the Borrower’s right, title and interest in, to and under all of the Borrower’s assets, whether now owned or existing or hereafter arising or acquired and wheresoever located, together with all products and proceeds of the foregoing (the “Collateral”) as provided in that certain Security Agreement executed in connection herewith of even date. Lender shall have, in addition to the rights and remedies contained herein or in any other instruments, documents or other agreements heretofore, now or hereafter executed by the Borrower and delivered to Lender (all such documents, collectively, as amended and in effect from time to time, the “Loan Documents”), all of the rights and remedies of a secured party under the Uniform Commercial Code of Delaware, or other applicable law, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law.

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the Colorado Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Colorado Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any Colorado Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

If Lender commences a proceeding to enforce any provision of this Agreement, then Lender shall be reimbursed by the Borrower for its attorneys’ fees and other costs and expenses incurred with the investigation preparation and prosecution of such proceeding.

[End of Secured Term Note - Exhibit A]

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) is made and entered into as of April 10, 2022 by Navidea Biopharmaceuticals, Inc., a Delaware corporation with an address of 4995 Bradenton Ave #240, Dublin, OH 43017 (“Debtor”) in favor of John Kim Scott Jr., and individual (“Secured Party”).

To secure the payment and performance of Debtor’s obligations to pay the Secured Term Note (the “Secured Obligations”), as defined under, made by Debtor and delivered pursuant to that certain Stock Exchange Agreement and Loan Agreement dated as of April 10, 2022, by and between the Debtor and the Secured Party, (as further amended or supplemented from time to time, the “Purchase Agreement”), Debtor hereby agrees as follows:

1.    Security Interest and Collateral. Debtor hereby grants to Secured Party a continuing lien on and a first priority security interest (the “Security Interest”) in the following property (collectively referred to as the “Collateral”): all right, title and interest in, to and under all the Debtor’s assets and personal property, whether now or hereafter existing or presently owned or hereafter acquired or arising and wherever located, of every kind and description, tangible or intangible, including, without limitation, all general intangibles, intellectual property, accounts, chattel paper, deposit accounts, documents, equipment, fixtures, goods, instruments, inventory, investment property, letter-of-credit rights and any commercial tort claims hereafter identified by the Debtor in any authenticated record delivered to the Secured Party, and all supporting obligations, products, proceeds, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of or arising from or relating to any of the foregoing and all books, correspondence, files and other records, including, without limitation, all tapes, desks, cards, software, data and computer programs in the possession or under the control of the Debtor or any person from time to time acting for the Debtor, in each case, to the extent of the Debtor's rights therein, that at any time evidence or contain information relating to any of the foregoing or are otherwise necessary or helpful in the collection or realization thereof, in each case howsoever the Debtor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

2.    Representations, Warranties and Covenants. Debtor hereby represents and warrants to, and covenants and agrees with, Secured Party as follows:

(a)    (i) Exhibit A hereto correctly identifies Debtor’s legal name, type of organization, state of organization, and, if required for the financing statement, state organizational number and/or federal tax identification number; (ii) Debtor has the right to grant a security interest in the Collateral; (iii) there are no effective liens, security interests or encumbrances against the Collateral; (iv) Debtor is legally formed and validly existing; (v) the execution and performance of this Agreement have been authorized by all necessary corporate, shareholder, membership and/or partnership action and do not violate any provision of Debtor’s organizational documents or applicable law; and (vi) the Collateral will be used primarily for business purposes.

(b)    Debtor will (i) keep all Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof if doing so is commercially reasonable; (ii) keep the Collateral free from any other effective lien; (iii) other than taxes and other governmental charges contested in good faith and by appropriate proceedings, promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iv) keep accurate and complete records pertaining to the Collateral; (v) keep all Collateral insured against risks of fire (including so called extended coverage), theft, collision (in case of collateral consisting of motor vehicles) and such other risks and in such amounts as is commercially reasonable; (vi) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; (vii) execute additional documents and take such other actions (at Debtor’s expense) as Secured Party may reasonably request from time to time to implement or evidence the terms of this Agreement.

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(c)         Debtor hereby authorizes Secured Party to file financing statements in all applicable filing offices (a) indicating the Collateral (i) as all accounts of the Debtor or words of similar effect, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of Delaware (the “UCC”). Debtor shall execute, obtain, deliver and (if applicable) file or record all financing statements, correction statements and notices, and use best efforts to obtain consents, control agreements, landlords’ waivers, acknowledgments and other documents, and take all other actions that Secured Party may deem necessary or advisable to perfect or protect Secured Party’s security interest in the Collateral against the interests of third parties. Debtor agrees to pay, on demand, all costs, taxes and fees payable in connection with any such filings, recordings, notices or other actions. Debtor shall give Secured Party written notice on or before ninety (90) days after changing its name or structure, or state of organization, and in each case shall (at Debtor’s expense) promptly take all steps necessary or advisable to preserve continuously the perfection and priority of Secured Party’s security interests in the Collateral.

3.    Remedies. If any of the Secured Obligations are not paid as and when due, Secured Party may exercise any one or more of the following rights or remedies: (i) exercise and enforce any or all rights and remedies available after default to a secured party under the UCC, including but not limited to the right to take possession of any Collateral and the right to sell, lease or otherwise dispose of or use any or all of the Collateral; (ii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property.

4.    General Authority. Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon Secured Party, and shall have no liability for any act or failure to act in connection with any of the Collateral (including any diminution in the value of the Collateral from any cause whatsoever). Secured Party shall be under no duty to collect any amount that may be or become due on any of the Collateral, to redeem or realize on the Collateral, to make any presentments, demands or notices of protest in connection with any of the Collateral, to take any steps necessary to preserve rights in any instrument, contract or lease against third parties or to preserve rights against prior parties, to remove any liens or to do anything for the enforcement, collection or protection of the Collateral, except to the extent, if any, that the UCC requires Secured Party to use reasonable care with respect to the Collateral while in his possession.

5.    Debtor Waivers. Except as expressly provided herein, and to the fullest extent permitted by law, Debtor hereby waives presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all accounts, contract rights, documents, instruments, general intangibles, chattel paper and guaranties at any time held by Secured Party on which Debtor may in any way be liable and hereby ratifies and confirms whatever Secured Party may do in this regard; notice prior to taking possession or control of the Collateral or any bond or security that might be required by any court before allowing Secured Party to exercise any of Secured Party’s remedies, and any right to require Secured Party to prepare the Collateral for sale; any marshalling of assets, or any right to compel Secured Party to resort first or in any particular order to any other collateral or other persons before enforcing his rights as to the Collateral or pursuing Debtor for payment of the Indebtedness; the benefit of all valuation, appraisement and exemption laws; and any claims and defenses based on principles of suretyship or impairment of collateral.

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6.         General Provisions.

(a)    This Agreement does not contemplate a sale of accounts or chattel paper, and, as provided by law, Debtor is entitled to any surplus and shall remain liable for any deficiency.

(b)    This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party’s rights or remedies.

(c)    All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

(d)    All notices to be given to Debtor shall be deemed sufficiently given at the time of receipt after deposit in the United States mails, registered or certified, postage prepaid, or when personally delivered to Debtor at its current address or other address as Debtor may inform Secured Party in writing.

(e)    Secured Party shall preserve any rights that Debtor may have against any other party, shall realize on the Collateral the highest value reasonably possible, and shall apply any cash proceeds of Collateral towards satisfaction of the Secured Obligations. With respect to Collateral in the possession or control of Secured Party, as a standard for determining commercial reasonableness Secured Party need not liquidate, collect, sell or otherwise dispose of any of the Collateral that Secured Party believes, in good faith, would not be commercially reasonable, would subject Secured Party to third-party claims or liability, that other potential purchasers could be attracted or a better price could be obtained if Secured Party held such Collateral for up to one year.

(f)    This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and accepted by Secured Party. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement.

(g)    Except to the extent terms used herein are defined or subject to Articles 1 and 9 of the UCC, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the Colorado Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Colorado Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any Colorado Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation preparation and prosecution of such proceeding.

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(h)         If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Secured Obligations.

[End of Security Agreement - Exhibit A]

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EXHIBIT A

DEBTOR INFORMATION

Debtor’s Legal Name and Address:	Navidea Biopharmaceuticals, Inc.
4995 Bradenton Ave #240 Dublin, OH 43017

Debtor’s Form of Entity:	Corporation

Debtor’s State of Organization:	Delaware

Debtor’s State Entity Number:	2159135

Federal Tax Identification Number:	31-1080091

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Exhibit B

CERTIFICATE OF DESIGNATION OF VOTING POWERS,
PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE
RIGHTS OF SERIES F REDEEMABLE CONVERTIBLE PREFERRED STOCK

(see attached)

NAVIDEA BIOPHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION OF VOTING POWERS,

PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE
RIGHTS OF SERIES F REDEEMABLE CONVERTIBLE PREFERRED STOCK

It is hereby certified that:

I.    The name of the corporation is Navidea Biopharmaceuticals, Inc. (the “Corporation”), a Delaware corporation.

II.    Set forth hereinafter is a statement of the voting powers, preferences, limitations, restrictions, and relative rights of shares of Series F Redeemable Preferred Stock hereinafter designated as contained in a resolution of the Board of Directors of the Corporation pursuant to a provision of the Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) of the Corporation permitting the issuance of said Series F Preferred Stock by resolution of the Board of Directors:

1.	Designation and Rank.

a.

Designation. The designation of such series of the Preferred Stock shall be the Series F Redeemable Convertible Preferred Stock, par value $.001 per share (the “Series F Preferred Stock”). The maximum number of shares of Series F Preferred Stock shall be One Thousand Seven Hundred Forty (1,740) Shares.

b.

Rank. The Series F Preferred Stock shall rank prior to the common stock, par value $.001 per share (the “Common Stock”), and to all other classes and series of equity securities of the Corporation which by their terms do not rank on a parity with or senior to the Series F Preferred Stock (“Junior Stock”). The Series F Preferred Stock shall be subordinate to and rank junior to the Series D Redeemable Convertible Preferred Stock and all indebtedness of the Corporation now or hereafter outstanding and shall rank equally and pari passu with the Series G Preferred Stock of the Company.

c.	Original Issuance Price. The “Original Issuance Price” for the Series F Preferred shall be $1,000 (One Thousand Dollars) per share.

d.	Certificates. The shares of the Series F Preferred Stock shall be issued in book entry and not in physical certificates.

2.

Dividends. Whenever the Board of Directors declares a dividend on the Common Stock, each holder of record of a share of Series F Preferred Stock, or any fraction of a share of Series F Preferred Stock, on the date set by the Board of Directors to determine the owners of the Common Stock of record entitled to receive such dividend (the “Record Date”) shall be entitled to receive, out of any assets at the time legally available therefore, an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock into which such share, or such fraction of a share, of Series F Preferred Stock could be converted on the Record Date.

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3.	Voting Rights. The Series F Preferred Stock shall have no voting rights, other than as set forth in section 8.

4.	Liquidation Preference.

a.

In the event of the liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the Series F Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Corporation, whether such assets are capital or surplus of any nature, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock, an amount per share of Series F Preferred Stock calculated by taking the total amount available for distribution to holders of all the Corporation’s outstanding Common Stock before deduction of any preference payments for the Series F Preferred Stock, divided by the total of (x) all of the then outstanding shares of the Corporation’s Common Stock plus (y) all of the shares of the Corporation’s Common Stock into which all of the outstanding shares of the Series F Preferred Stock can be converted, and then (z) multiplying the sum so obtained by the number of shares of Common Stock into which such share of Series F Preferred Stock could then be converted (the “Liquidation Preference Amount”). The liquidation payment with respect to each outstanding fractional share of Series F Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series F Preferred Stock. All payments for which this Section 4.a provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series F Preferred Stock), or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series F Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series F Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Corporation.

b.

A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, or the effectuation by the Corporation of a transaction or series of transactions in which more than 50% of the voting shares of the Corporation is disposed of or conveyed, shall be, at the election of the holders of a majority of the Series F Preferred Stock, deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4; provided, however, that any such transaction shall not be deemed to be a liquidation, dissolution or winding up unless such transaction is approved by the Board of Directors of the Corporation and the holders of the Series F Preferred Stock do not control the Board of Directors. In the event of the merger or consolidation of the Corporation with or into another corporation that is not treated as a liquidation pursuant to this Section 4.b, the Series F Preferred Stock shall maintain its relative powers, designations and preferences provided for herein (including any adjustment required under Section 6.c.v hereof) and no merger shall result inconsistent therewith.

c.

Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series F Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

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5.	Redemption.

a.

Voluntary Redemption. The Company may elect to redeem the Series F Preferred at any time, by providing the notice required by Section 5 .b and by paying a redemption price equal to $1,100 (One Thousand One Hundred Dollars) per share (the “Redemption Price”) in cash.

b.

Procedure. Not less than forty-five (45) days prior to such date upon which the Corporation will exercise its rights under Section 5.a (the “Redemption Date”), the Corporation shall deliver written notice, via overnight courier, to each holder of record of the Series F Preferred Stock to be redeemed (at the close of business on the business day next preceding the day on which notice is given) at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, such holder’s shares to be redeemed (the “Redemption Notice”). Each holder of Series F Preferred Stock to be redeemed shall surrender to the Corporation the shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such book entry statement as the owner thereof and such shares shall be cancelled. In the event less than all the shares held by any such holder are redeemed, a new book entry statement shall be issued representing the unredeemed shares.

c.

Effect of Redemption; Insufficient Funds. From and after a Redemption Date, unless there shall have been a default in payment of the applicable Redemption Price, all rights of the holders of shares of Series F Preferred Stock designated for redemption in the Redemption Notice relating to such Redemption Date (except the right to receive the applicable Redemption Price without interest upon surrender of their shares) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series F Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Series F Preferred Stock to be redeemed on such Redemption Date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon the total Redemption Price applicable to each such holder’s shares of Series F Preferred Stock which are subject to redemption on such Redemption Date. The shares of Series F Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series F Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on a Redemption Date but which it has not redeemed.

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d.

Interest. If any shares of Series F Preferred Stock are not redeemed for any reason on any Redemption Date, all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price applicable to such unredeemed shares at an aggregate per annum rate equal to eight percent (8%) (increased by one percent (1%) for each month following the Redemption Date until the applicable Redemption Price, and any interest thereon, is paid in full, not to exceed twelve percent (12%)), with such interest to accrue daily in arrears and be compounded monthly; provided, however, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”); provided, however, that the Corporation shall take all such actions as may be necessary, including without limitation, making any applicable governmental filings, to cause the Maximum Permitted Rate to be the highest possible rate. In the event any provision hereof would result in the rate of interest payable hereunder being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided, however, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the applicable Redemption Date to the extent permitted by law. Accrued interest under this Section 5.d shall be paid in cash.

6.	Conversion. The holders of Series F Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

a.

Right to Convert. At any time, such holder may, at such holder’s option, elect to convert (a “Voluntary Conversion”) all or any portion of the shares of Series F Preferred Stock held by such person (the “Voluntary Conversion Amount”) into a number of fully paid and nonassessable shares of Common Stock equal to the Original Issuance Price divided by $0.80 (subject to the adjustments set forth in Section 6.c herein, the “Conversion Rate”). The Company shall keep written records of the conversion of the shares of Series F Preferred Stock converted by each holder.

b.	Mechanics of Voluntary Conversion. The Voluntary Conversion of Series F Preferred Stock shall be conducted in the following manner:

i.

Holder’s Delivery Requirements. To convert Series F Preferred Stock into full shares of Common Stock on any date (the “Voluntary Conversion Date”), the holder thereof shall transmit by facsimile (or otherwise deliver), for receipt on or prior to 3:59 p.m., Eastern Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”), to the Corporation.

ii.

Company’s Response. Upon receipt by the Corporation of a facsimile copy of or email containing a Conversion Notice, the Corporation shall immediately send, via facsimile or email, a confirmation of receipt of such Conversion Notice to such holder and the Corporation or its designated transfer agent (the “Transfer Agent”), as applicable, shall (x) that same business day if such Conversion Notice was received prior to 1:00 p.m. Eastern Time or (y) the next business day if such Conversion Notice was received after 1:00 p.m. Eastern Time, issue and deliver to the Depository Trust Company (“DTC”) account on the holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. Upon fulfillment of the Conversion by the Company, that number of shares of Series F Preferred Stock converted shall automatically be cancelled on the books of the Company without any further action from the holder.

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iii.

Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series F Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

iv.

Company’s Failure to Timely Convert. If within the time allotted pursuant to Section 6(b)(ii) (the “Share Delivery Period”) the Corporation shall fail to issue and deliver to a holder the number of shares of Common Stock to which such holder is entitled upon such holder’s conversion of the Series F Preferred Stock (a “Conversion Failure”), in addition to all other available remedies which such holder may pursue hereunder, the Corporation shall pay additional damages to such holder on each business day after such second (2nd) business day that such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the sum of the number of shares of Common Stock not so issued to the holder on a timely basis pursuant to Section 6(b)(ii) and to which such holder is entitled and (B) the closing bid price of the Common Stock on the last possible date which the Corporation could have issued such Common Stock to such holder without violating Section 6.b.ii. If the Corporation fails to pay the additional damages set forth in this Section 6.b.iv within five (5) business days of the date incurred, then such payment shall bear interest at the rate of one percent (1%) per month (prorated for partial months) until such payments are made. Any damages under this Section 6(b)(iv) shall be paid in cash.

c.	Adjustments of Conversion Rate.

i.

Adjustments for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date of initial issuance of the Series F Preferred Stock (the “Issuance Date”) effect a stock split of the outstanding Common Stock, the Conversion Rate shall be proportionately increased. If the Corporation shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Conversion Rate shall be proportionately decreased. Any adjustments under this Section 6.c.i shall be effective at the close of business on the date the stock split or combination occurs.

ii.

Adjustments for Certain Dividends and Distributions. If the Corporation shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Conversion Rate shall be increased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the Conversion Rate then in effect by a fraction:

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(A)	the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately following the time of such issuance or the close of business on such record date; and

(B)	the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance.

iii.

Adjustment for Other Dividends and Distributions. If the Corporation shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Rate shall be made and provision shall be made (by adjustments of the Conversion Rate or otherwise) so that the holders of Series F Preferred Stock shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Corporation which they would have received had their Series F Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 6.c.iii with respect to the rights of the holders of the Series F Preferred Stock.

iv.

Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of the Series F Preferred Stock at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 6.c.i, 6.c.ii, 6.c.iii, or a reorganization, merger, consolidation, or sale of assets provided for in Section 6.c.v) then, and in each event, an appropriate revision to the Conversion Rate shall be made and provisions shall be made so that the holder of each share of Series F Preferred Stock shall have the right thereafter to convert such share of Series F Preferred Stock into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series F Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, with any further adjustment as provided herein.

v.

Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Corporation (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Sections 6.c.i, 6.c.ii, 6.c.iii, or a reclassification, exchange or substitution of shares provided for in Section 6.c.v), or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s properties or assets to any other person that is not deemed a liquidation pursuant to Section 4.b (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Conversion Rate shall be made and provision shall be made so that the holder of each share of Series F Preferred Stock shall have the right thereafter to convert such share of Series F Preferred Stock into the kind and amount of shares of stock and other securities or property of the Corporation or any successor corporation resulting from the Organic Change as the holder would have received as a result of the Organic Change and if the holder had converted its Series F Preferred Stock into the Corporation’s Common Stock prior to the Organic Change.

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vi.

Record Date. In case the Corporation shall take record of the holders of its Common Stock or any other Preferred Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

d.

No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series F Preferred Stock against impairment. In the event a holder shall elect to convert any shares of Series F Preferred Stock as provided herein, the Corporation cannot refuse conversion based on any claim that such holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless an injunction from a court, on notice, restraining and/or adjoining conversion of all or of said shares of Series F Preferred Stock shall have been issued.

e.

Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Rate or number of shares of Common Stock issuable upon conversion of the Series F Preferred Stock pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such Series F Preferred Stock a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the holder of such affected Series F Preferred Stock, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the Conversion Rate in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of a share of such Series F Preferred Stock. Notwithstanding the foregoing, the Corporation shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

f.

Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series F Preferred Stock pursuant thereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

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g.

Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (i) upon hand delivery, telecopy or facsimile at the address or number designated in the Subscription Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express overnight courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Company will give written notice each holder of Series F Preferred Stock at least ten (10) days prior to the date on which the Corporation takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. Subject to Section 4.c, the Corporation will also give written notice to each holder of Series F Preferred Stock at least ten (10) days prior to the date on which any Organic Change will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

h.

Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series F Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall at its option either (i) pay cash equal to the product of such fraction multiplied by the average of the closing bid prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Voluntary Conversion Date, as applicable, or (ii) in lieu of issuing such fractional shares issue one additional whole share to the holder.

i.

Reservation of Common Stock. The Company shall, so long as any shares of Series F Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series F Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series F Preferred Stock then outstanding.

j.

Retirement of Series F Preferred Stock. Conversion of Series F Preferred Stock shall be deemed to have been effected on the applicable Voluntary Conversion Date. The Company shall keep written records of the conversion of the shares of Series F Preferred Stock converted by each holder. Such Voluntary Conversion shall act as a cancellation the shares of Series F Preferred Stock set forth in a Conversion Notice. A delivery of original certificates pursuant to Section 6.b.i shall be deemed to comply with the requirements of this Section 6.j.

k.

Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of Series F Preferred Stock require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Corporation shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

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l.

No Preemptive Rights. Except as provided in Section 6 hereof, no holder of the Series F Preferred Stock shall be entitled, by virtue of being a Series F Preferred Stock holder, to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7.	Inability to Fully Convert.

a.

Holder’s Option if Company Cannot Fully Convert. If, upon the Corporation’s receipt of a Conversion Notice, the Corporation cannot issue shares of Common Stock for any reason, including, without limitation, because the Corporation (i) does not have a sufficient number of shares of Common Stock authorized and available, or (ii) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities from issuing all of the Common Stock which is to be issued to a holder of Series F Preferred Stock pursuant to a Conversion Notice, then the Corporation shall issue as many shares of Common Stock as it is able to issue in accordance with such holder’s Conversion Notice, and with respect to the unconverted Series F Preferred Stock (the “Unconverted Preferred Stock”), the holder, solely at such holder’s option, can elect to, at any time after receipt of notice from the Corporation that there is Unconverted Preferred Stock, to void the holder’s Conversion Notice as to the number of shares of Common Stock the Corporation is unable to issue and retain or have returned, as the case may be, the certificates for the shares of the Unconverted Preferred Stock.

b.

Mechanics of Fulfilling Holder’s Election. The Company shall immediately send via facsimile to a holder of Series F Preferred Stock, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 7.a above, a notice of the Corporation’s inability to fully satisfy such holder’s Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Corporation is unable to fully satisfy such holder’s Conversion Notice, and (ii) the number of shares of Series F Preferred Stock which cannot be converted.

8.

Vote to Change the Terms of Preferred Stock. In addition to any other requirements under applicable law, the affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of the holders of not less than a majority of the then outstanding shares of Series F Preferred Stock, shall be required for any change to this Certificate of Designation or the Corporation’s Certificate of Incorporation that would amend, alter, change, waive or repeal any of the powers, designations, preferences and rights of the Series F Preferred Stock.

9.

Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificates representing the shares of Series F Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of such certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date.

9

10.

Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series F Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series F Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

11.	Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein.

12.

Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series F Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

[End of Exhibit B]

10

EXHIBIT I

NAVIDEA BIOPHARMACEUTICALS, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series F Preferred Stock of Navidea Biopharmaceuticals (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series F Preferred Stock, par value $.001 per share (the “Preferred Shares”), of Navidea Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Corporation, by tendering the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Stock certificate no(s). of Preferred Shares to be converted:

The Common Stock has been sold: YES ___ NO ___

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock

to be issued:

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion determined in accordance with Section 16 of the Securities Exchange Act of 1934, as amended:

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:

Issue to: Facsimile Number:

Authorization:
By:
Title:

Dated:

Exhibit C

CERTIFICATE OF DESIGNATION OF VOTING POWERS,
PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE
RIGHTS OF SERIES G REDEEMABLE PREFERRED STOCK

(see attached)

NAVIDEA BIOPHARMACEUTICALS, INC.

CERTIFICATE OF DESIGNATION OF VOTING POWERS,
PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE
RIGHTS OF SERIES G REDEEMABLE PREFERRED STOCK

It is hereby certified that:

I.    The name of the corporation is Navidea Biopharmaceuticals, Inc. (the “Corporation”), a Delaware corporation.

II.    Set forth hereinafter is a statement of the voting powers, preferences, limitations, restrictions, and relative rights of shares of Series G Redeemable Preferred Stock hereinafter designated as contained in a resolution of the Board of Directors of the Corporation pursuant to a provision of the Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) of the Corporation permitting the issuance of said Series G Preferred Stock by resolution of the Board of Directors:

1.	Designation and Rank.

a.

Designation. The designation of such series of the Preferred Stock shall be the Series G Redeemable Preferred Stock, par value $.001 per share (the “Series G Preferred Stock”). The maximum number of shares of Series G Preferred Stock shall be Three Thousand Two Hundred Sixty (3,260) Shares.

b.

Rank. The Series G Preferred Stock shall rank prior to the common stock, par value $.001 per share (the “Common Stock”), and to all other classes and series of equity securities of the Corporation which by their terms do not rank on a parity with or senior to the Series G Preferred Stock (“Junior Stock”). The Series G Preferred Stock shall be subordinate to and rank junior to the Series D Redeemable Convertible Preferred Stock and all indebtedness of the Corporation now or hereafter outstanding and shall rank equally and pari passu with the Series F Preferred Stock of the Company.

c.	Original Issuance Price. The “Original Issuance Price” for the Series G Preferred shall be $1,000 (One Thousand Dollars) per share

d.	Certificates. The shares of the Series G Preferred Stock shall be issued in book entry and not in physical certificates.

2.	Dividends.

a.

Each holder of Series G Preferred Stock, in preference and priority to the holders of Common Stock, shall be entitled to receive, with respect to each share of Series G Preferred Stock then outstanding and held by such holder of Series G Preferred Stock, dividends (“Series G Dividends”), commencing from July 1, 2022, at the rate of six percent (6%) per annum, compounded quarterly, of the Series G Stated Value. The Series G Dividends shall increase by one percent (1%) per annum every quarter to a max of twelve percent (12%) per annum. The “Series G Stated Value” shall be $1,000.00 per share, subject to equitable adjustments determined by the Corporation’s board of directors to account for stock splits, stock dividends or any reorganization, recapitalization, combination of shares or similar capital adjustment.

1

b.

In no event shall any dividend be paid or declared, other than dividends paid solely in shares of Common Stock, on the Common Stock or any other class of shares of the Company ranking junior to the Series G Preferred Stock, nor shall any distribution be made on the Common Stock or any other class of shares of the Company ranking junior to the Series G Preferred Stock, nor shall any Common Stock or any other class of shares of the Company ranking junior to the Series G Preferred Stock be purchased, redeemed, or otherwise acquired by the Company for value, unless all accrued and unpaid Series G Dividends shall have been paid or declared and a sum sufficient for the payment thereof set apart for payment.

3.	Voting Rights. The Series G Preferred Stock shall have no voting rights, other than as set forth in Section 7.

4.	Liquidation Preference.

a.

In the event of the liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of the Series G Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Corporation, whether such assets are capital or surplus of any nature, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock, an amount equal to the Original Issuance Price plus any accrued and unpaid dividends thereon (the “Liquidation Preference Amount”). The liquidation payment with respect to each outstanding fractional share of Series G Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series G Preferred Stock. All payments for which this Section 4.a provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Series G Preferred Stock), or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series G Preferred Stock has been paid in cash the full Liquidation Preference Amount to which such holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which each holder is entitled, such holders of shares of Series G Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Corporation.

b.

A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, or the effectuation by the Corporation of a transaction or series of transactions in which more than 50% of the voting shares of the Corporation is disposed of or conveyed, shall be, at the election of the holders of a majority of the Series G Preferred Stock, deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4; provided, however, that any such transaction shall not be deemed to be a liquidation, dissolution or winding up unless such transaction is approved by the Board of Directors of the Corporation and the holders of the Series G Preferred Stock do not control the Board of Directors. In the event of the merger or consolidation of the Corporation with or into another corporation that is not treated as a liquidation pursuant to this Section 4.b, the Series G Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

2

c.

Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, to the holders of record of the Series G Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

5.         Redemption.

a.

Voluntary Redemption. The Company may elect to redeem the Series G Preferred at any time by providing the notice required by Section 5.b and by paying a redemption price equal to the sum of the original issuance price per share plus accrued and unpaid dividends (the “Redemption Price”), payable in cash or shares of Common Stock at their then fair market value, at the Company’s option.

b.

Procedure. Not less than forty-five (45) days prior to such date upon which the Corporation will exercise its rights under Section 5.a (the “Redemption Date”), the Corporation shall deliver written notice, via overnight courier, to each holder of record of the Series G Preferred Stock to be redeemed (at the close of business on the business day next preceding the day on which notice is given) at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, such holder’s shares to be redeemed (the “Redemption Notice”). Each holder of Series G Preferred Stock to be redeemed shall surrender to the Corporation the shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such book entry statement as the owner thereof and such shares shall be cancelled. In the event less than all the shares held by any such holder are redeemed, a new book entry statement shall be issued representing the unredeemed shares.

c.

Effect of Redemption; Insufficient Funds. From and after a Redemption Date, unless there shall have been a default in payment of the applicable Redemption Price, all rights of the holders of shares of Series G Preferred Stock designated for redemption in the Redemption Notice relating to such Redemption Date (except the right to receive the applicable Redemption Price without interest upon surrender of their shares) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series G Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Series G Preferred Stock to be redeemed on such Redemption Date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon the total Redemption Price applicable to each such holder’s shares of Series G Preferred Stock which are subject to redemption on such Redemption Date. The shares of Series G Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series G Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on a Redemption Date but which it has not redeemed.

3

d.

Interest. If any shares of Series G Preferred Stock are not redeemed for any reason on any Redemption Date, all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price applicable to such unredeemed shares at an aggregate per annum rate equal to eight percent (8%) (increased by one percent (1%) for each month following the Redemption Date until the applicable Redemption Price, and any interest thereon, is paid in full, not to exceed twelve percent (12%)), with such interest to accrue daily in arrears and be compounded monthly; provided, however, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”); provided, however, that the Corporation shall take all such actions as may be necessary, including without limitation, making any applicable governmental filings, to cause the Maximum Permitted Rate to be the highest possible rate. In the event any provision hereof would result in the rate of interest payable hereunder being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided, however, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the applicable Redemption Date to the extent permitted by law. Accrued interest under this Section 5.d shall be paid in cash.

6.	Conversion. The holders of Series G Preferred Stock shall have no conversion rights.

7.

Vote to Change the Terms of Preferred Stock. In addition to any other requirements under applicable law, the affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of the holders of not less than a majority of the then outstanding shares of Series G Preferred Stock, shall be required for any change to this Certificate of Designation or the Corporation’s Certificate of Incorporation that would amend, alter, change, waive or repeal any of the powers, designations, preferences and rights of the Series G Preferred Stock.

8.

Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificates representing the shares of Series G Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of such certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date.

9.

Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series G Preferred Stock and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series G Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

4

10.	Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein.

11.

Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series G Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

[End of Exhibit C]

5

Exhibit D

Form of Registration Rights Agreement

(see attached)

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is made effective as of April 10, 2022 by and between Navidea Biopharmaceuticals, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), and John K. Scott, Jr., an individual resident of the State of Colorado (“Investor”).

This Agreement is the Registration Rights Agreement contemplated by that certain Stock Exchange and Loan Agreement dated as of the date hereof by and between the Company and Investor (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Investor agree as follows:

1.         Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Advice” shall have the meaning set forth in Section 6(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement. “Closing Date” has the meaning set forth in the Purchase Agreement.

“Colorado Courts” means the state and federal courts sitting in the City of Greenwood Village, Colorado and Arapahoe County, Colorado.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereinafter be reclassified.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the earlier of: (i) the 30th calendar day following the Filing Deadline; provided, that, if the Commission reviews and has written comments to the filed Registration Statement, then the Effectiveness Deadline under this clause (i) shall be the 60th calendar day following the Filing Deadline, and (ii) the fifth (5th) Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of the Registration Statement may be accelerated; provided, however, that in either case if the Effective Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next business day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the 60th calendar day following the Closing Date; provided, however, that if applicable federal securities laws require the Company to include in such Registration Statement historical financial statements and pro forma financial information due to a business combination transaction that has occurred or is probable to occur, then the Filing Deadline shall mean the 71st calendar day following the date on which a Current Report on Form 8-K is required to be filed disclosing the consummation of such transaction; and provided, further, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Knowledge” means with respect to any statement made to the knowledge of a party, that the statement is based upon the actual knowledge of the executive officers of such party having responsibility for the matter or matters that are the subject of the statement.

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the NYSE American.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or 430B (as applicable) promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means all of (i) the Shares; and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event; provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that a Holder’s security shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) such security first becoming eligible for sale by the Holder pursuant to Rule 144 in a transaction in which the requirements of paragraph (c)(1) thereof do not apply.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, the Initial Registration Statement, any New Registration Statement and the Reload Registration Statement, if applicable), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Shares” means the maximum number of shares of Common Stock issued or issuable to Investor pursuant to the Transaction Documents. For the avoidance of doubt, the “Shares” include, without limitation, the shares of Common Stock issuable to Investor pursuant to a redemption or conversion of the Series F Preferred Stock issued to Investor under the Purchase Agreement.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and may be traded on its primary Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock may be traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Market on which the Common Stock is listed or quoted for trading on the date in question.

“Transfer Agent” means Continental Stock Transfer & Trust Company or any successor transfer agent for the Company.

2.         Registration.

(a)    On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities then issuable and not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A. In the event the number of shares available under the Initial Registration Statement is insufficient to cover all of the Registrable Securities issuable pursuant to the Transaction Documents (as defined in the Purchase Agreement) from time to time, upon written request from a Holder, the Company shall amend the Initial Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as practicable, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act.

(b)    The Company shall use its reasonable commercial efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and no later than the Effectiveness Deadline, and shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 in transactions in which the requirements of paragraph (c)(1) thereof do not apply, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall notify the Holders of the effectiveness of a Registration Statement on the same Trading Day that the Company confirms effectiveness with the Commission and shall, by 8:30 am prevailing New York City time on the Trading Day after the Effective Date, file a final Prospectus with the Commission pursuant to Rule 424.

(c)    In the event that both (i) the number of shares of Common Stock beneficially held by Investor falls below twenty percent (20%) of the outstanding Common Stock on an as-converted basis, as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder and (ii) Investor is an affiliate (as that term is defined under Rule 144) at the time of the Reload Request (as defined below) (the “Reload Trigger”), the Company, upon written request from Investor (the “Reload Request”), shall prepare and file with the Commission one, and only one, additional Registration Statement (the “Reload Registration Statement”) covering the resale of those shares of Common Stock owned by Investor as of the date of the Reload Request that, as of such time, are not registered for resale under the Securities Act (collectively, “Reload Securities”). The same terms and conditions applicable to the Initial Registration Statement shall apply to the Reload Registration Statement, including, without limitation, a 60-day Filing Deadline and a 30-day Effectiveness Deadline (subject to adjustment as set forth above), and from and after the date of the Reload Request, “Registrable Securities” shall be deemed to include the Reload Securities.

(d)    Each Holder agrees to furnish to the Company a completed and executed Selling Stockholder Questionnaire. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement who fails to furnish to the Company a fully completed and executed Selling Stockholder Questionnaire at least two Trading Days prior to the Filing Deadline, or if sooner, five Trading Days after the Company furnishes copies of the sections of the Prospectus, as contemplated by Section 3(a).

3.         Registration Procedures

In connection with the Company's registration obligations hereunder, the Company shall:

(a)    Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus that differs substantively from the Initial Registration Statement or the Prospectus contained therein, or any amendment or supplement thereto, (i) furnish to each Holder copies of the “Selling Shareholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Holders, as proposed to be filed, which sections will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five Trading Day period, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Shareholders” section thereof substantively differs from the disclosure received from a Holder in its Selling Shareholder Questionnaire (as amended or supplemented), except as may otherwise be required by applicable securities law or the Commission.

(b)    (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by each Registration Statement.

(c)    Notify the Holders as promptly as reasonably practicable following (i) a Registration Statement or any post-effective amendment becoming effective; (ii) the receipt by the Company of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) the commencement of a pending proceeding against the Company under Section 8A of the Securities Act in connection with the offering of Registrable Securities.

(d)    Use reasonable commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)    If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)    Upon notification by the Commission that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Business Days after receipt of such notice.

(g)    Prior to any public offering of Registrable Securities, use its reasonable commercial efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption therefrom) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(h)    If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. In connection therewith, if required by the Transfer Agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its Transfer Agent, together with any other authorizations, certificates and directions required by the Transfer Agent, which authorize and direct the Transfer Agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(i)    Following the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no effective Registration Statement nor Prospectus in use thereunder will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(j)    (i) In the time and manner required by the Principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities, (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Trading Market as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) during the Effectiveness Period, maintain the listing of such Registrable Securities on the Principal Trading Market.

(k)    In order to enable the Holders to sell shares of Common Stock under Rule 144, until such time as all of the Registrable Securities have either been sold or are eligible for sale without restriction pursuant to Rule 144, the Company shall use its reasonable commercial efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.

(l)    The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof and as to any Financial Industry Regulatory Authority (“FINRA”) affiliations and of any natural persons who have the power to vote or dispose of the Common Stock, and the Company has the right to include such information in any Registration Statement and to otherwise provide such information to the Commission.

4.         Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel, accountants and other advisors for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the securities exchanges on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees, accounting fees, the fees of other advisors or other costs of the Holders.

5.         Indemnification.

(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred that arise out of or are based upon: (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or in any preliminary prospectus if used prior to the effective date of such Registration Statement or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of Advice (as defined in Section 6(d) below), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Holder shall notify the Company promptly of the institution, threat or assertion of any Proceeding of which the Holder is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)    Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)         Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party.

(d)         Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6.         Miscellaneous

(a)         Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(c)    Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and will sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d)    Discontinued Disposition. Each Holder further agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)    Amendments and Waivers. This Agreement may be amended only by a writing signed by all of the parties hereto. The Company may take any action herein prohibited that pertains to or effects a Investor, or omit to perform any act herein required to be performed by it that pertains to or effects a Investor, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of such Investor. No consideration shall be offered or paid to any Holder to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the Holders. Failure of any party to exercise any right or remedy under this Agreement or otherwise or delay by a party in exercising such right or remedy shall not operate as a waiver thereof.

(f)    Notices. Except as herein otherwise specifically provided, any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the Purchase Agreement.

(g)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(h)    Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature page were the original thereof.

(i)    Governing Law and Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the Colorado Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Colorado Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any Colorado Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j)    Attorney’s Fees and Costs. If either party shall commence a Proceeding to enforce any provision of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation preparation and prosecution of such Proceeding.

(k)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n)    Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

Annex A

PLAN OF DISTRIBUTION

We are registering the securities to permit the resale of the securities by selling stockholders from time to time after the date of this prospectus. Selling stockholders may sell all or a portion of the securities from time to time directly or through one or more underwriters, broker-dealers or agents. If the securities are sold through underwriters or broker-dealers, such selling stockholders will be responsible for underwriting discounts or commissions or agents’ commissions. The securities may be sold in one or more transactions at fixed prices, prevailing market prices determined at the time of the sale, varying prices determined at the time of sale or negotiated prices. These sales may be effected:

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	in underwritten transactions through an underwriter;

●	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	in purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	in privately negotiated transactions;

●	in settlement of short sales entered into after the effective date of the restriction statement of which this prospectus is a part

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	in transactions through broker-dealers that agree with selling stockholders to sell a specified number of shares at a stipulated price per share;

●	in an exchange distribution in accordance with the rules of the applicable exchange;

●	through the distribution of the securities by any selling stockholder to its partners, members or stockholders;

●	through any combination of any such methods of sale; and

●	through any other method permitted pursuant to applicable law.

The selling stockholders may also sell securities under Rule 144 under the Securities Act, if available, rather than under this prospectus.

If a selling stockholder effects such transactions by selling our securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from such selling stockholder or commissions from purchasers of the securities for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).

A-1

In connection with sales of securities or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging in positions they assume. The selling stockholders may also sell securities short and if such short sale shall take place after the date that this registration statement of which this prospectus is a part is declared effective by the Commission, the selling stockholders may deliver securities covered by this prospectus to close out short positions and to return borrowed securities in connection with such short sales. The selling stockholders may also loan or pledge securities to broker-dealers that in turn may sell such securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

From time to time, one or more of the selling stockholders may pledge, hypothecate or grant a security interest in some or all of the securities owned by them. The pledgees, secured parties or persons to whom the securities have been hypothecated may, upon foreclosure in the event of default, offer and sell the securities from time to time pursuant to this prospectus or any amendment or supplement to this prospectus that updates, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholder. The selling stockholders also may transfer and donate the securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each selling stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The selling stockholders and other persons participating in the sale or distribution of the securities will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the securities by the selling stockholders and any other person. The anti-manipulation rules under the Exchange Act may apply to sales of securities in the market and to the activities of the selling stockholders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the securities to engage in market-making activities with respect to the particular securities being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the securities and the ability of any person or entity to engage in market-making activities with respect to the securities.

We agreed to register the securities under the Securities Act, and to keep the registration statement of which this prospectus is a part effective for a specified period of time. We have agreed to pay all expenses in connection with this offering, including the fees and expenses of counsel to the selling stockholders, but not including underwriting discounts, concessions, commissions or fees of the selling stockholders.

We have agreed to indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

A-2

Annex B

Navidea Biopharmaceuticals, Inc.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, $0.001 par value per share (the “Common Stock”), of Navidea Biopharmaceuticals, Inc. (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of ____________, 2022 (the “Registration Rights Agreement”), among the Company and the Investor named therein. The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Act that will permit you to resell the Registrable Securities in the future. The information supplied by you will be used in preparing the Registration Statement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related Prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

QUESTIONNAIRE

1.         Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.      Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

E-mail address of Contact Person:

3.    Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

4.     Broker-Dealer Status:

(a)	Are you a broker-dealer?

☐ Yes ☐ No

Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

☐ Yes ☐ No

Note: If yes, provide a narrative explanation below:

(c)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

☐ Yes ☐ No

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)

As of, 2022, the Selling Securityholder owned outright (including shares registered in Selling Securityholder's name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in "street name" for its account), shares of the Company's capital stock (excluding the Registrable Securities). If “zero,” please so state.

(b)

In addition to the number of shares Selling Securityholder owned outright as indicated in Item 5(a) above, as of         , 2022, the Selling Securityholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to           shares of the Company's capital stock (excluding the Registrable Securities). If “zero,” please so state.

If the answer to Item 5(b) is not “zero,” please complete the following tables:

Sole Voting Power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares With Whom	Nature of
Shared	Relationship

Sole Investment power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Investment power:

Number of Shares With Whom	Nature of
Shared	Relationship

(c)

As of , 2022, the Selling Securityholder had the right to acquire the following shares of the Company's common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If “none”, please so state.

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.   Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Registration Rights Agreement and each related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name: Title:

[End of Exhibit D]